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                                                            ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-60702 for Hartford Life and Annuity
Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.




                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
April 11, 2000